BROWN ADVISORY FUNDS

Brown Advisory – WMC Japan Alpha Opportunities Fund
 (the “Fund”)

Supplement dated August 10, 2018
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated October 31, 2017

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Portfolio Managers for the Fund

Kent M. Stahl, CFA, has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the investment sub-adviser to the Fund, as of December 31, 2018. Accordingly, Mr. Stahl will no longer serve as a portfolio manager to the Fund effective December 31, 2018.

Gregg R. Thomas, CFA, has been a portfolio manager for the Fund since its inception in 2014, and Edward B. Baldini, CFA, has been a portfolio manager of the Fund since 2017, and both will retain decision-making authority in the day-to-day management of the Fund’s portfolio.

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Please retain this supplement for your reference.